UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 17, 2021

REGEN BIOPHARMA, INC.

(Exact name of small business issuer as specified in its charter)

Nevada	45-5192997
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Commission File No. 333-191725

711 S. Carson Street, Suite 4, Carson City, Nevada, 89791

(Address of Principal Executive Offices)

(619) 722 5505

(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On August 17, 2021 the United States Patent and Trademark Office ( “USPTO”) issued Patent Number 11,090,332 B2 to Regen Biopharma, Inc. for “Antigen Specific MRNA Cellular Cancer Vaccines”.

Disclosed in the patented invention are antigen specific cancer vaccines in which immunogenic epitopes are produced intracellularly by administration of modified mRNA encoding said immunogenic epitopes. In one embodiment of the invention, said modified mRNA encodes peptides derived from the protein survivin. By directly inducing gene expression of the antigens to which an immune response is desired, immunogenic peptides are generated intracellularly, thus allowing for a wider repertoire of epitopes to be presented to the adaptive immune system, which augments likelihood of successful induction of immunity.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGEN BIOPHARMA, INC.

Dated: August 25,2021	By: /s/ David Koos
David Koos
Chief Executive Officer

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